Exhibit 10.3

FOURTH SUPPLEMENTAL INDENTURE

FOURTH SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”), dated as of May 7, 2015, among SEO A LLC, a Delaware limited liability company, and SEO B LLC, a Delaware limited liability company (each a “New Subsidiary Guarantor” and, together, the “New Subsidiary Guarantors”), each a subsidiary of Stone Energy Corporation, a Delaware corporation (the “Company”), the Company, the existing Subsidiary Guarantor (as defined in the Indenture referred to herein) and The Bank of New York Mellon Trust Company, N.A., as trustee under the Indenture referred to herein (the “Trustee”). The New Subsidiary Guarantors and the existing Subsidiary Guarantor are sometimes referred to collectively herein as the “Subsidiary Guarantors”, or individually as a “Subsidiary Guarantor.”

W I T N E S S E T H

WHEREAS, the Company and the existing Subsidiary Guarantor have heretofore executed and delivered to the Trustee an indenture, dated as of January 26, 2010, and a Second Supplemental Indenture (herein so called), dated as of November 8, 2012, relating to the 7.500% Senior Notes due 2022 (the “Securities”) of the Company;

WHEREAS, Section 1117 of the Second Supplemental Indenture obligates the Company to cause certain Restricted Subsidiaries to become Subsidiary Guarantors by executing a supplemental indenture as provided in such Section; and

WHEREAS, pursuant to Section 1001 of the Second Supplemental Indenture, the Company, the Subsidiary Guarantors and the Trustee are authorized to execute and deliver this Supplemental Indenture to amend or supplement the Indenture without the consent of any Holder;

NOW THEREFORE, to comply with the provisions of the Second Supplemental Indenture and in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the New Subsidiary Guarantors, the existing Subsidiary Guarantor, the Company and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Securities as follows:

1. CAPITALIZED TERMS. Capitalized terms used herein without definition shall have the meanings assigned to them in the Second Supplemental Indenture.

2. AGREEMENT TO GUARANTEE. Each New Subsidiary Guarantor hereby agrees, jointly and severally, with all other Subsidiary Guarantors, to fully and unconditionally Guarantee to each Holder and to the Trustee the Obligations, to the extent set forth in Article Sixteen of the Second Supplemental Indenture and subject to the provisions thereof. The obligations of the Subsidiary Guarantors to the Holders of Securities and to the Trustee pursuant to the Subsidiary Guarantees and the Indenture are expressly set forth in Article Sixteen of the Second Supplemental Indenture and reference is hereby made to such Article for the precise terms of the Subsidiary Guarantees.

3. NEW YORK LAW TO GOVERN. THE LAWS OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE AND ENFORCE THIS SUPPLEMENTAL INDENTURE.

4. COUNTERPARTS. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. This Supplemental Indenture may be executed in multiple counterparts which, when taken together, shall constitute one instrument.

5. EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not affect the construction hereof.

6. RECITALS AND THE EFFECT OF THIS SUPPLEMENTAL INDENTURE. The recitals contained herein shall be taken as statements of the New Subsidiary Guarantors, the Company and the existing Subsidiary Guarantor, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Supplemental Indenture. Except as specifically supplemented above, the Indenture, the Notes, and the Subsidiary Guarantees are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

7. THE TRUSTEE. Except as otherwise expressly provided herein, no duties, responsibilities or liabilities are assumed, or shall be construed to be assumed, by the Trustee by reason of this Supplemental Indenture. This Supplemental Indenture is executed and accepted by the Trustee subject to all the terms and conditions set forth in the Indenture with the same force and effect as if those terms and conditions were repeated at length herein and made applicable to the Trustee with respect hereto.

[Signature Page Follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed and attested, all as of the date first above written.

STONE ENERGY CORPORATION

By:	/s/ David H. Welch
Name:	David H. Welch
Title:	Chairman, President and Chief Executive Officer

By:	/s/ Kenneth H. Beer
Name:	Kenneth H. Beer
Title:	Executive Vice President and Chief Financial Officer

STONE ENERGY OFFSHORE, L.L.C.
Through its sole member,
STONE ENERGY CORPORATION

By:	/s/ David H. Welch
Name:	David H. Welch
Title:	Chairman, President and Chief Executive Officer

By:	/s/ Kenneth H. Beer
Name:	Kenneth H. Beer
Title:	Executive Vice President and Chief Financial Officer

Signature Page to Fourth Supplemental Indenture

SEO A LLC, as a Subsidiary Guarantor,
Through its sole member,
STONE ENERGY CORPORATION

By:	/s/ David H. Welch
Name:	David H. Welch
Title:	Chairman, President and Chief Executive Officer

By:	/s/ Kenneth H. Beer
Name:	Kenneth H. Beer
Title:	Executive Vice President and Chief Financial Officer

SEO B LLC, as a Subsidiary Guarantor,
Through its sole member,
STONE ENERGY CORPORATION

By:	/s/ David H. Welch
Name:	David H. Welch
Title:	Chairman, President and Chief Executive Officer

By:	/s/ Kenneth H. Beer
Name:	Kenneth H. Beer
Title:	Executive Vice President and Chief Financial Officer

Signature Page to Fourth Supplemental Indenture

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
as Trustee

By:	/s/ Jonathan Glover
Name:	Jonathan Glover
Title:	Vice President

Signature Page to Fourth Supplemental Indenture